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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    EXHIBITS

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                       REGISTRATION STATEMENT ON FORM S-8

                        CYPRESS SEMICONDUCTOR CORPORATION






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                                INDEX TO EXHIBITS
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Exhibit No.                                    Description
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4.1*                     Cypress Semiconductor Corporation 1999 Non-statutory
                         Stock Option Plan (and form of agreement thereunder).

5.1 Opinion of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Registrant.

23.1                     Consent of PricewaterhouseCoopers LLP, Independent
                         Accountants.

23.2 Consent of Wilson Sonsini Goodrich & Rosati, Professional Corporation, counsel to the Registrant (contained in Exhibit 5.1).

24.1                     Power of Attorney (see page 9).

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*  Incorporated by reference from the Registrant's Registration Statement on
   Form S-8 filed on April 20, 1999